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                    TRANSAMERICA INVESTORS, INC. (THE "FUND")
                     ON BEHALF OF TRANSAMERICA PREMIER FUNDS

      Supplement dated August 14, 2007 to the Prospectus dated May 1, 2007

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                         TRANSAMERICA PREMIER FOCUS FUND

The following supplements, amends and replaces the information about the TRANSAMERICA PREMIER FOCUS FUND under the section entitled "Additional Information -- Management - Portfolio Managers" on page 5 of the prospectus:

The managers for the Fund are listed below, followed by a brief biography for each manager.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. Mr. Shaskan is the Co-Manager of the Transamerica Premier Focus Fund (since August 2005). He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Cap Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years as Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis and an M.B.A. from the University of California, Los Angeles.

EDWARD S. HAN, is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Cap Growth Equity discipline and is a member of the Large Growth team. He jointed TIM in 1998. Mr. Han holds an M.B.A from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

KIRK J. KIM, is Principal and Portfolio Manager at TIM. Mr. Kim is the Co-Manager of the Transamerica Premier Focus Fund and manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Cap Growth Equity investment team. Prior to joining Tim in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.



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         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.